UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 21, 2000
                        --------------------------------
                        (Date of earliest event reported)


                             BioMeridian Corporation
                      (formerly Magellan Technology, Inc.)
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         Utah                             0-18271                 87-0284979
----------------------------       ---------------------     -------------------
(State or other jurisdiction       (Commission File No.)         (IRS Employer
   of incorporation)                                         Identification No.)

                          12411 South 265 West, Suite F
                               Draper, Utah 84020
                   ------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (801) 501-7517

Item 5.  Other Events

         On July 7, 2000, at the annual meeting of shareholders, the shareholders of Magellan Technology, Inc. voted to change the corporation's name from Magellan Technology, Inc. to BioMeridian Corporation (the "Company"). On August 1, 2000, the Company filed Articles of Amendment to Articles of
Incorporation of Magellan Technology, Inc. with the Utah Division of Corporations and Commercial Code reflecting the name change to BioMeridian Corporation, a copy of which is attached hereto. Additionally, a press release issued following the shareholders meeting regarding the name change is attached, but not incorporated herein.

         Effective as of August 16, 2000, Nasdaq assigned the symbol "BIDN" as the new trading symbol (replacing "MGLN") for the Company's common stock. The Company believes its common stock began trading under the symbol BIDN on or about such date.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.


                     99.1 Articles of Amendment to Articles of Incorporation of Magellan Technology, Inc.

                     99.2 Press Release issued by Magellan Technology, Inc. on July 12, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                        BioMeridian Corporation

                                        By: /s/ William A. Fresh
                                        ------------------------
                                        William A. Fresh, Chairman and CEO

                                        Date:  August 18, 2000